Seasons Series Trust
Supplement to the Prospectus dated April 3, 1997


The fourth full paragraph under the subheading entitled "Multi-Managed Portfolios" on page4 of the Prospectus has been replaced with the following paragraph:


Investments in each Multi-Managed Portfolio (and redemption requests) will be allocated among the Managed Components of such Portfolio as described above. The Trust expects that differences in investment returns among the Managed Components of a Multi-Managed Portfolio will cause the actual percentage of the Portfolio's assets allocated to each component to vary from the target allocation over the course of a calendar quarter. Accordingly, the assets of each Multi-Managed Portfolio will be reallocated or "rebalanced" among the Managed Components on at least a quarterly basis to restore the target allocations for such Portfolio.


The second paragraph under the heading entitled "Purchases and Redemptions" on page 20 of the Prospectus has been replaced with the following paragraph:


All shares may be purchased or redeemed by the separate account without any sales or redemption charge at the next computed net asset value. Purchases and redemptions are made subsequent to corresponding purchases and redemptions of units of the separate account without delay, and are generally allocated among the applicable Portfolios based on the target allocations set forth in the Contract prospectus.



June 24, 1997